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                                                                   EXHIBIT 10(v)

                                   AMENDMENT 1
                                     TO THE
                                 NIAGARA MOHAWK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      This sets forth Amendment 1 to the Niagara Mohawk Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 1999 ("Plan"). This Amendment shall be effective as of January 1, 1999.

      1. The definition of "Company" in Section 1.5 of the Plan shall be restated as follows:

            "Company" means, effective as of March 17, 1999, Niagara Mohawk Holdings, Inc. and any successor thereof. Prior to March 17, 1999, all references to "Company" mean Niagara Mohawk Power Corporation.

      2. The definition of "Other Employer" in Section 1.10 of the Plan shall be restated as follows:

            "Other Employer" means any subsidiary or affiliate of the Company that participates in this Plan with the consent of the Company.

      3. The definition of "Participant" in Section 1.12 of the Plan shall be amended by adding the following sentence at the end of Section 1.12:

            Notwithstanding any other term in the Plan to the contrary, the terms "Company" and "Other Employer" are being used in the Plan solely for convenience to make the Plan easier to read and do not alter the fact that a Participant is employed by the separate employer from which the Participant regularly receives his or her paycheck. With respect to any Participant, the term "Company" or "Other Employer" means such separate employer.

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            Executed this 17 day of December 1999.

                                         NIAGARA MOHAWK HOLDINGS, INC.

                                                  /s/ David. J. Arrington
                                         ---------------------------------------
                                                  David J. Arrington
                                                  Senior Vice President and
                                                  Chief Administrative Officer

                                      -2-
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                                  AMENDMENT TO
                                 NIAGARA MOHAWK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      WHEREAS, the Niagara Mohawk Supplemental Executive Retirement Plan (the "Plan") was amended and restated, effective as of January 1, 1999; and

      WHEREAS, Section 7.1 of the Plan provides that the Board of Directors of Niagara Mohawk Holdings, Inc. may amend the Plan at any time, except in certain respects not material hereto; and

      WHEREAS, the Board of Directors desires to amend the Plan in certain respects;

      NOW THEREFORE, the Plan is hereby amended in the following respects:

      1. Section 4.5 is amended, effective December 14, 2000 by the addition of a sentence at the end of the first paragraph thereof to read as follows:

      In the event of the termination of employment of a Participant following the closing of the merger of the Company with Grid Delaware, Inc. ("Merger Sub") pursuant to the Agreement and Plan of Merger and Scheme of Arrangement dated as of September 4, 2000 by and among National Grid Group plc, the Company, National Grid Limited and Merger Sub by reason of (i) the termination of the Participant's employment by the Company with or without "cause" (as such term is defined in the Participant's employment agreement or change in control severance agreement with the Company or a subsidiary), or (ii) the Participant's termination of his employment for "good reason" (as such term is defined in the Participant's employment agreement or change in control severance agreement with the Company or a subsidiary), the Company shall (notwithstanding any provision to the contrary in such employment agreement or change in control severance agreement ) pay the Participant as soon as practicable thereafter the actuarial present value of such Participant's benefits (as determined by the actuary engaged by the Company with respect to the Plan) in a single sum distribution but only to the extent such single sum distribution is permitted by law.

      2. Section 6.4 is amended, effective as of August 24, 1999, by the addition of a sentence at the end thereof to read as follows:

      Notwithstanding anything contained herein to the contrary, in no event shall interest rate assumption be greater than 4.5% per year.

      IN WITNESS WHEREOF, Niagara Mohawk Holdings, Inc. has caused this Amendment to be executed by its duly authorized officer this 17 day of August, 2001.

                                         NIAGARA MOHAWK HOLDINGS, INC.

                                                  /s/ David J. Arrington
                                         ---------------------------------------
                                                  David J. Arrington
                                                  Senior Vice President and
                                                  Chief Administrative Officer